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                                                                   EXHIBIT 10.17

                              INDEMNITY AGREEMENT


     This INDEMNITY AGREEMENT (this "Agreement") is made as of the _____ day of ____________, 1996, by and between Channell Commercial Corporation, a Delaware corporation and the successor to Channell Commercial Corporation, a California corporation (including its predecessor, the "Corporation"), and _________ ("Indemnitee"), with reference to the following facts and circumstances:

     A. Indemnitee is currently serving as a director and/or officer of the Corporation or certain of its Affiliates (as hereinafter defined) and the Corporation wishes Indemnitee to continue in such capacity.

     B. In order to induce Indemnitee to continue to serve as a director and/or officer of the Corporation and/or its Affiliates, the Corporation and Indemnitee desire to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Corporation hereby agrees to indemnify Indemnitee as follows:

     1.   Definitions.  As used in this Agreement:
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          1.1  The term "Affiliate" shall include any corporation, partnership, joint venture, trust or other enterprise in which Indemnitee acts as a director, officer, employee or agent at the direction of the Corporation.

          1.2 The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

          1.3 The term "Expenses" means all expenses incurred in connection with a Proceeding, including, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative proceedings and appeals, and any expenses of establishing a right to indemnification or to advances of costs and expenses pursuant to this Agreement or otherwise.

     2.   Indemnification.
          ---------------

          2.1  Indemnification in Third Party Actions.  The Corporation shall
               --------------------------------------
indemnify Indemnitee if he or she was or is a party or is threatened to be made a party to any Proceeding, other than an action by or in the right of the Corporation or an Affiliate (which actions are covered by Section 2.2 below), by reason of the fact that he or she is or was a director,
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officer, employee and/or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Affiliate, against Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and/or the Affiliate (as the case may be) and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and/or the Affiliate (as the case may be), or that, with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

          2.2  Indemnification in Proceedings by or in the Name of the
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Corporation or an Affiliate.  The Corporation shall indemnify Indemnitee if he
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or she was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Corporation or an Affiliate to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee and/or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Affiliate, against Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and/or the Affiliate (as the case may be), except to the extent expressly limited by the provisions of Section 145(b) of the Delaware General Corporation Law as in effect on the date of this Agreement.

          2.3  Indemnification of Expenses of Successful Party.
               -----------------------------------------------
Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against Expenses actually and reasonably incurred by him or her in connection therewith.

          2.4  Indemnification Available Under Applicable Law.  Without
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limitation of the provisions of Sections 2.1, 2.2 or 2.3 hereof, the Corporation shall indemnify Indemnitee to the fullest extent permitted by applicable law, including, without limitation, Section 145 of the Delaware General Corporation Law and any amendments thereto subsequent to the date of this Agreement that increase the protection allowable thereunder.

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     3.   Conclusive Presumption Regarding Standards of Conduct.  To the fullest
          -----------------------------------------------------
extent permitted by applicable law, Indemnitee shall be conclusively presumed to have met the relevant standards of conduct, as defined by the laws of the State of Delaware or other applicable jurisdictions, for indemnification pursuant to this Agreement, unless, as soon as is reasonably practicable following notice from Indemnitee pursuant to Section 5.1 below, a determination is made that Indemnitee has not met such standards by (i) a majority vote of the directors of the Corporation who are not parties to the Proceeding with respect to which indemnification is sought hereunder, even though less than a quorum, (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

     4.   Advance of Expenses.  Expenses incurred by Indemnitee in connection
          -------------------
with any Proceeding shall be paid by the Corporation promptly as incurred and in advance of any final disposition of such Proceeding. To the extent required under the laws of Delaware or other applicable jurisdictions, Indemnitee hereby agrees and undertakes to repay such advanced amounts if it is ultimately determined by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified pursuant to this Agreement or otherwise.

     5.   Indemnification Procedure; Determination of Right to Indemnification.
          --------------------------------------------------------------------

          5.1  Notice.  Indemnitee shall notify the Corporation in writing as
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soon as reasonably practicable of any claim made against him or her for which indemnification will or could be sought under the Corporation's or an Affiliate's charter or Bylaws, this Agreement or otherwise. The omission to so notify the Corporation will not relieve the Corporation from any liability which it may have to Indemnitee otherwise under this Agreement except to the extent the Corporation has been prejudiced by the failure to provide such notice. Notice to the Corporation shall be directed to Channell Commercial Corporation, 26040 Ynez Road, Temecula, California 92591-9022, attention: President. Notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require to the extent within Indemnitee's power.

          5.2  Enforcement.  If a claim for indemnification or advances under
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this Agreement is not paid by the Corporation within 30 days of receipt of written notice, the rights provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving by clear and convincing evidence that indemnification or advances are not appropriate shall be on the Corporation.

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Neither the failure of the directors or stockholders of the Corporation or its independent legal counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper under the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the directors or stockholders of the Corporation or independent legal counsel that Indemnitee has not met the applicable standard of conduct shall be a defense to the action, affect the burden of proof, or create a presumption that Indemnitee has not met the applicable standard of conduct; rather, it is the parties' intention that if the Corporation contests Indemnitee's right to indemnification or advances, the question of Indemnitee's right to indemnification or advances shall be for the court to decide in accordance with the foregoing.

          5.3  Payment of Expenses.  Expenses incurred by Indemnitee in
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connection with any Proceeding concerning his or her right to indemnification or advances in whole or in part pursuant to this Agreement or otherwise shall also be indemnified by the Corporation regardless of the outcome of such Proceeding, unless a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in the Proceeding was not made in good faith or was frivolous.

     6.   Choice of Indemnitee's Counsel in Indemnification Proceedings.  With
          -------------------------------------------------------------
respect to any Proceeding for which indemnification is requested, Indemnitee shall have the right to select and employ his or her own counsel in his or her sole and absolute discretion, and the Corporation shall advance the actual fees and expenses of such counsel in accordance with the terms of this Agreement.

     7.   Miscellaneous.
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          7.1  Rights Not Exclusive.  Nothing herein shall be deemed to
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diminish or otherwise restrict Indemnitee's right to indemnification under any provision of the charter or Bylaws of the Corporation or any Affiliate, separate contract (if applicable), or the laws of Delaware or other applicable jurisdictions, including, without limitation, any amendments to such laws subsequent to the date of this Agreement that increase the protection of officers and directors allowable under such laws.

          7.2  Successors, Assigns, etc..  This Agreement shall inure to the
               -------------------------
benefit of and be binding upon (i) the Corporation, its successors and assigns, including, without limitation, any entity which may acquire all or substantially all of the Corporation's assets and business and any corporation with which the Corporation may be merged and (ii) Indemnitee, regardless of whether Indemnitee is then serving in any capacity with the Corporation or any Affiliate, and

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Indemnitee's heirs, executors, administrators and legal representatives.

          7.3  No Waiver of Rights.  All waivers hereunder must be made in
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writing and failure by either party hereto at any time to require the other party's performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. Any waiver of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision or a waiver or modification of the provision.

          7.4  Severability.  The parties hereto expressly agree and contract
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that it is not the intention of any of them to violate any public policy, statutory or common laws, rules, regulations, treaties or decisions of any government or agency thereof. If any paragraph, sentence, clause, word or combination thereof in this Agreement is judicially or administratively interpreted or construed as being in violation of any such provisions of any jurisdiction, then (i) such paragraphs, sentences, words, clauses or combinations thereof shall be inoperative in each such jurisdiction and the remainder of this Agreement shall remain binding upon the parties hereto in each such jurisdiction, (ii) to the fullest extent permitted under applicable law, there shall be automatically added to this Agreement a provision or provisions as similar to such invalid, illegal or unenforceable provision or provisions, both in terms and in effect, as may be possible and be valid, legal and enforceable, (iii) the Corporation shall indemnify Indemnitee to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and (iv) this Agreement as a whole shall be unaffected elsewhere.

          7.5  Continuation of Indemnification.  The indemnification under
               -------------------------------
this Agreement shall continue as to Indemnitee even though he or she may have ceased to act in any capacity with the Corporation or any Affiliate.

          7.6  Coverage of Indemnification.  The indemnification under this
               ---------------------------
Agreement shall cover Indemnitee's service as a director, officer, employee and/or agent of the Corporation or any Affiliate and all of his or her acts in such capacity, whether prior to, on or after the date of this Agreement.

          7.7  Amendments.  No amendment, waiver, modification, termination or
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cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The indemnification rights afforded to Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Corporation's or its Affiliates' charter,

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Bylaws, other agreements, including without limitation, directors and officers insurance policies, or the laws of the state of Delaware or other applicable jurisdictions.

          7.8  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall constitute an original instrument, but all of which shall constitute one and the same instrument.

          7.9  Law to Govern.  Notwithstanding the fact that Indemnitee's right
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to indemnification may be governed by the laws of the state of Delaware or other applicable law, the validity, construction and enforceability of this Agreement shall be governed by the law of California, regardless of whether either of the parties shall not be or hereafter becomes a resident of another state or country, except as to any matters which are required to be governed by the laws of any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                  "CORPORATION"

                                  CHANNELL COMMERCIAL CORPORATION,
                                  a Delaware corporation



                                  By:__________________________________

                                  Name:________________________________

                                  Title:_______________________________



                                  "INDEMNITEE"


                                  _____________________________________

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